UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

Ocean Power Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Engelhard Drive, Suite B Monroe Township, New Jersey (Address of principal executive offices)	08831 (Zip Code)

(609) 730-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPTT	NYSE American
Series A Preferred Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 5, 2024, the Board of Directors (the “Board”) of Ocean Power Technologies, Inc. (the “Company”) approved an amendment and restatement (as amended and restated, the “2024 Bylaws”) of its Amended & Restated Bylaws dated June 9, 2023 (the “2023 Bylaws”). The modifications to the 2023 Bylaws which are included in the 2024 Bylaws include: (1) at all meetings of the stockholders, one-third of the voting power of all shares of capital stock entitled to vote (or deemed entitled to vote) shall constitute a quorum, (2) clarification of the requirements of the ability to receive a security clearance from the U.S. government for a potential nominee to the Board, and (3) having the U.S. District Court for the District of Delaware as the sole and exclusive forum for certain specified disputes involving the Company. The 2024 Bylaws became effective on July 5, 2024.

The foregoing summary of, and the description of, the various amendments included in the 2024 Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2024 Bylaws, a copy of which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety.

Item 8.01	Other Events.

On July 2, 2024, the Company issued a press release announcing a partnership with Unique Group to deploy the Company’s existing WAM-V Unmanned Surface Vehicles in the UAE and other countries in the Gulf Collaboration Council region. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

3.1	Amended and Restated Bylaws of Ocean Power Technologies, Inc. dated June 28, 2024.
99.1	Press release issued on July 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ocean Power Technologies, Inc.

Dated: July 5, 2024	/s/ Philipp Stratmann
Philipp Stratmann
President and Chief Executive Officer